UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2011 (October 26, 2011)

Behringer Harvard Mid-Term Value Enhancement
Liquidating Trust
(Exact Name of Registrant as Specified in Its Charter)

Texas	000-51292	71-0897613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas
 75001
(Address of principal executive offices)
(Zip Code)

(866) 655-1610
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 26, 2011, Behringer Harvard 1401 Plano Road LP, a wholly-owned subsidiary of Behringer Harvard Mid-Term Value Enhancement Liquidating Trust (which may be referred to herein as the “Trust,” “we,” “our” or “us”), sold a single-story office building containing approximately 28,880  rentable square feet located on approximately 2.2 acres of land at 1401 North Plano Road in Richardson, Texas, a suburb of Dallas (the “ASC Building”) to an unaffiliated buyer, 31009 San Antonio Realty, LP, a California limited partnership (the “Purchaser”).  The contract sales price for the ASC Building was $3.6 million, exclusive of closing costs.   We are currently finalizing our plans to distribute the net proceeds of this sale to our beneficial interest holders, and will make a subsequent announcement within the next several weeks regarding the distribution.

Item 9.01	Financial Statements.

		Page

(a)	Pro Forma Financial Information.

	Unaudited Pro Forma Consolidated Financial Information	3

	Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2010	4

	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2010	5

	Unaudited Notes to Pro Forma Financial Statements	6

Behringer Harvard Mid-Term Value Enhancement Liquidating Trust
Unaudited Pro Forma Consolidated Financial Information

On October 26, 2011, Behringer Harvard 1401 Plano Road LP, our wholly-owned subsidiary, sold the ASC Building, a single-story office building containing approximately 28,880 rentable square feet located on approximately 2.2 acres of land located in Richardson, Texas, to an unaffiliated buyer.  The contract sale price for the ASC Building was approximately $3.6 million, exclusive of closing costs.

The following unaudited pro forma consolidated financial information gives effect to the disposition of the ASC Building, including the receipt of proceeds from the sale.  In our opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

Behringer Harvard Mid-Term Value Enhancement Liquidating Trust
Unaudited Pro Forma Consolidated Balance Sheet
As of December 31, 2010
(in thousands, except unit amounts)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if we had disposed of the ASC Building as of December 31, 2010.  This Pro Forma Consolidated Balance Sheet should be read in conjunction with our Pro Forma Consolidated Statement of Operations and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2010.  The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had we completed the above transaction on December 31, 2010, nor does it purport to represent our future financial position.

		Prior Disposition
	December 31, 2010	Pro Forma	Pro Forma
	as Reported	Adjustments	Adjustments	Pro Forma
	(a)	(b)	(c)	December 31, 2010
Assets
Real estate
Land	$4,631	$(2,557)	$(322)	$1,752
Buildings and improvements, net	11,284	(2,418)	(1,337)	7,529
Total real estate	15,915	(4,975)	(1,659)	9,281

Cash and cash equivalents	3,329	5,247	3,289	11,865
Accounts receivable, net	407	(4)	(66)	337
Prepaid expenses and other assets	18	(2)	(1)	15
Lease intangibles, net	1,227	-	(273)	954
Total assets	$20,896	$266	$1,290	$22,452

Liabilities and partners' capital
Liabilities
Accounts payable	$3	$-	$-	$3
Payables to related parties	75	(6)	(3)	66
Distributions payable	109	-	-	109
Accrued liabilities	978	(100)	(91)	787
Total liabilities	1,165	(106)	(94)	965

Commitments and contingencies

Partners' capital
Limited partners, 44,000,000 units authorized; 4,275,187 units issued and outstanding	19,730	372	1,384	21,486
General partners	1	-	-	1
Total partners' capital	19,731	372	1,384	21,487

Total liabilities and partners' capital	$20,896	$266	$1,290	$22,452

See accompanying unaudited notes to pro forma consolidated financial statements.

Behringer Harvard Mid-Term Value Enhancement Liquidating Trust
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December, 31, 2010
(in thousands, except per unit amounts)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had disposed of the ASC Building as of January 1, 2010.  This Pro Forma Consolidated Statement of Operations should be read in conjunction with our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2010.  The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2010, nor does it purport to represent our future operations.
	Year Ended	Prior Disposition
	Decenber 31, 2010	Pro Forma	Pro Forma	Pro Forma
	as Reported	Adjustments	Adjustments	Year Ended
	(a)	(b)	(c)	Decenber 31, 2010

Rental revenue	$3,449	$(700)	$(503)	$2,246

Expenses
Property operating expenses	847	(50)	(28)	769
Real estate taxes	524	(94)	(59)	371
Property and asset management fees	261	(60)	(38)	163
Asset impairment loss	1,404	-	(1,404)	-
General and administrative	546	-	-	546
Depreciation and amortization	1,489	(490)	(216)	783
Total expenses	5,071	(694)	(1,745)	2,632

Interest income	35	-	-	35
Income (loss) from continuing operations before income taxes	(1,587)	6	(1,242)	(351)

Provision for income taxes	7	-	-	7
Income (loss) from continuing operations	(1,594)	6	(1,242)	(358)

Loss from discontinued operations	(372)	-	-	(372)

Net income (loss)	$(1,966)	$6	$(1,242)	$(730)

Net loss allocated to limited partners	$(1,966)			$(730)

Weighted average number of limited partnership units outstanding	4,275			4,275

Basic and diluted net loss per limited partnership unit
Loss from continuing operations	$(0.37)			$(0.08)
Loss from discontinued operations	(0.09)			(0.09)
Basic and diluted net loss per limited partnership unit	$(0.46)			$(0.17)

See accompanying unaudited notes to pro forma consolidated financial statements.

Behringer Harvard Mid-Term Value Enhancement Liquidating Trust
Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet

a.	Reflects our historical balance sheet as of December 31, 2010.

b.
Reflects our disposition of 2800 W. Mockingbird on May 26, 2011.  Amounts represent the necessary adjustments to remove the assets and liabilities associated with the property.  The approximate proceeds received are reflected as an addition to cash and cash equivalents, as applicable.

c.
Reflects our disposition of the ASC Building.  Amounts represent the necessary adjustments to remove the assets and liabilities associated with the property.  The approximate proceeds received are reflected as an addition to cash and cash equivalents, as applicable.

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2010

a.	Reflects our historical operations for the year ended December 31, 2010.

b.
Reflects the historical revenues and expenses of 2800 W. Mockingbird which was sold on May 26, 2011, including property management fees, asset management fees, depreciation and amortization associated with the property.

c.	Reflects the historical revenues and expenses of the ASC Building, including property management fees, asset management fees, depreciation and amortization associated with the property.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT LIQUIDATING TRUST

	By:	Behringer Harvard Advisors I LP,
Managing Trustee

Dated: November 1, 2011		By:	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer